SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 13, 1999

                         Commission file number: 0-26048

                 WNC Housing Tax Credit Fund IV, L.P., Series 1
             (Exact name of registrant as specified in its charter)

State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization                               Identification No.)

California                                                           33-0563307

              3158 Redhill Avenue, Suite 120, Costa Mesa, CA 92626
               (Address of principal executive offices) (Zip Code)

                                 (714) 662-5565
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

a.  Financial Statements of Businesses Acquired

INAPPLICABLE

b.  Pro Forma Financial Information

INAPPLICABLE

c.  Exhibits

INAPPLICABLE

Item 8.  Change in Fiscal Year

On May 13, 1999, WNC Housing Tax Credit Fund IV, L.P., Series 1 (the "Registrant") determined to change its fiscal-year end from December 31 to March
31. The transition period from December 31, 1998 to March 31, 1999 will be reported in a transition period Form 10-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WNC Housing Tax Credit Fund IV, L.P., Series 1


By:  WNC Tax Credit Partners IV, L.P.,
a California limited partnership, General Partner


By:  WNC & Associates, Inc., General Partner


By:  /s/ John B. Lester, Jr.
John B. Lester, Jr.,
President of WNC & Associates, Inc.

Date: May 14, 1999


By:  /s/ Michael L. Dickenson
Michael L. Dickenson,
Vice-President - Chief Financial Officer of WNC & Associates, Inc.

Date: May 14, 1999